UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 23, 2009

(Date of Earliest Event Reported)

Cost Plus, Inc.

(Exact name of Registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 4th Street

Oakland, California 94607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 893-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed in a Form 8-K filed on January 9, 2009, the Board of Directors of Cost Plus, Inc. (the “Company”), approved a plan for the Company to exit eight underperforming media markets while closing 26 of its existing stores during fiscal 2009, of which 18 will be considered discontinued operations. The accompanying unaudited pro forma consolidated statements of operations (filed as Exhibit 99.1 to this Form 8-K) for the three-month periods ended May 3, 2008, August 2, 2008, November 1, 2008, and January 31, 2009 have been prepared to reflect the results of continuing operations as adjusted for reclassification of the 18 stores in the eight underperforming media markets that will be exited in fiscal 2009 as discontinued operations. The Company believes that non-GAAP financial measures allow analysts and investors to understand and compare the Company’s operating results in a more consistent manner. These non-GAAP measures should be considered supplemental and not a substitute for the Company’s financial results that are recorded in accordance with generally accepted accounting principles for the periods presented.

In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma consolidated statements of operations have been prepared as if the eight media markets that the Company will be exiting in fiscal 2009 had qualified for treatment as discontinued operations during fiscal 2008. The pro forma financial information is unaudited and is not necessarily indicative of the results that would have occurred if the media markets had been exited in fiscal 2008. If the eight media markets that the Company is exiting in fiscal 2009 had qualified for treatment as discontinued operations during fiscal 2008 there would have been no resulting change in the Company’s condensed consolidated balance sheets as previously reported as of May 3, 2008, August 2, 2008, November 1, 2008, and January 31, 2009.

Pursuant to General Instruction B.2 of Form 8-K, the pro forma financial information attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished for purposes of that instruction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated statements of operations for the three-month periods ended May 3, 2008, August 2, 2008, November 1, 2008 and January 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.

By:	/s/ Jane L. Baughman
Jane L. Baughman,
Executive Vice President and Chief Financial Officer

Dated: March 23, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro form condensed consolidated statements of operations for the three-month periods ended May 3, 2008, August 2, 2008, November 1, 2008 and January 31, 2009.